STATE OF NEVADA

ROSS MILLER
Secretary of State

SCOTT W. ANDERSON
Deputy Secretary
for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Certified Copy

June 14, 2007

Job Number: C20070613-2099
Reference Number: 00001391652-67
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	**Description**	**Number of Pages**
C17057-2004-001	Articles of Incorporation	1 Pages/1 Copies

Respectfully,

ROSS MILLER
Secretary of State

By
Certification Clerk

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

DEAN HELLER
Secretary of State

206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708

Articles of Incorporation
(PURSUANT TO NRS 78)

FILED # C 17057-04

JUN 25 2004

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

1. **Name of Corporation:**	CHINA GINSENG HOLDINGS, INC.
2. **Resident Agent Name and Street Address:**	CSC SERVICES OF NEVADA, INC. Name 502 E JOHN ST. (Street Address), CARSON CITY (City), NEVADA 89706 (Zip Code) Optional Mailing Address / City / State / Zip Code
3. **Shares:**	Number of shares with par value: 50,000,000 Par value: $ .001 Number of shares without par value:
4. **Names & Addresses, of Board of Directors/Trustees:**	1. LIU CHANG ZHEN Name 6 CENTER STREET (Street Address), EDISON (City), NJ (State), 08817 (Zip Code) 2. Name Street Address / City / State / Zip Code 3. Name Street Address / City / State / Zip Code
5. **Purpose:**	The purpose of this Corporation shall be:
6. **Names, Address and Signature of Incorporator:**	C. WOODGATE (Name) [Signature] 502 E JOHN STREET (Address), CARSON CITY (City), NV (State), 89706 (Zip Code)
7. **Certificate of Acceptance of Appointment of Resident Agent:**	I hereby accept appointment as Resident Agent for the above named corporation. CSC Services of Nevada, Inc. By: [Signature] Authorized Signature of R.A. or On Behalf of R.A. Company JUNE 25, 2004 Date

6/25/2004 1:36:03 PM 1260.00
00 040625-0239

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State Form 78 ARTICLES 2003
Revised on: 10/29/03